Exhibit 99.1

MOTORSPORT GAMES SIGNS AGREEMENT TO BRING THE OFFICIAL INDYCAR GAME TO MARKET

Leading racing video game company enters into long-term license with premier open wheel racing series, first game release anticipated for 2023

EMBARGOED UNTIL JULY 15, 2021

Miami, FL - July 15, 2021 - Motorsport Games Inc. (NASDAQ: MSGM) (“Motorsport Games”), a leading racing game developer, publisher and esports ecosystem provider of official motorsport racing series throughout the world, announced today it has entered into gaming and esports licenses. The esports license was entered into with an intent by the parties to the license to form an exclusive relationship to develop official esports INDYCAR SERIES events. The debut title is expected to launch in 2023 on Xbox and PlayStation consoles as well as PC. The partnership additionally includes an esports agreement that could kickoff as early as this year. Details on competitions that will feature NTT INDYCAR SERIES athletes are expected to be announced at a later date.

“Motorsport Games and INDYCAR are thrilled to provide fans with a long overdue dedicated gaming experience,” said Dmitry Kozko, CEO of Motorsport Games. “After decades of world class racing, we cannot think of a more deserving league for a video game franchise. INDYCAR shares our commitment to bringing authentic experiences to motor racing enthusiasts. Fans can anticipate the NTT INDYCAR SERIES to meet the same level of excellence and immersive gameplay they expect from Motorsport Games.”

“Our partnership with Motorsport Games will bring the fierce competition of the NTT INDYCAR SERIES to a global gaming audience hungry for quality motorsports content,” said Mark Miles, President & CEO, Penske Entertainment. “Like the talent and depth of our field, INDYCAR’s universe continues to expand and grow rapidly. Motorsport Games is an industry leader with a track record of innovation and we know our fans will have 2023 and the debut of this new NTT INDYCAR SERIES video game circled on their calendars.”

Motorsport Games’ relationship with INDYCAR will produce a brand new franchise that has been eagerly anticipated by racing and gaming fans alike. INDYCAR’s bold, audacious and unapologetic style of racing is primed for a video game franchise built entirely around its expanding brand. North America’s premier open wheel racing series features a growing roster of rising young stars and talented veterans with global name recognition. These daredevil athletes compete across a uniquely challenging and diverse set of ovals, road and street courses.

“I am super excited our fans will be able to bring the NTT INDYCAR SERIES into their homes with this new video game franchise,” said Arrow McLaren SP driver Pato O’Ward. “This is such a great opportunity for fans to connect to our series even more, from watching us on the weekends to playing as us on their favorite tracks whenever they want.”

For more information, please visit: https://indycargame.com/

About Motorsport Games:

Motorsport Games, a Motorsport Network company, combines innovative and engaging video games with exciting esports competitions and content for racing fans and gamers around the globe. The Company is the officially licensed video game developer and publisher for iconic motorsport racing series including NASCAR, INDYCAR, 24 Hours of Le Mans and the British Touring Car Championship (“BTCC”). Motorsport Games is an award-winning esports partner of choice for 24 Hours of Le Mans, Formula E, BTCC, the FIA World Rallycross Championship and the eNASCAR Heat Pro League among others.

For more information about Motorsport Games visit: www.motorsportgames.com

About INDYCAR:

INDYCAR is the Indianapolis-based governing body for North America’s premier open-wheel auto racing series, the NTT INDYCAR SERIES. The series features an international field of the world’s most versatile drivers – including six-time series champion Scott Dixon, two-time series champion Josef Newgarden and two-time Indianapolis 500 winner Takuma Sato – who compete on superspeedways, short ovals, street circuits and permanent road courses. The season consists of 16 races in the United States and is highlighted by the historic Indianapolis 500 presented by Gainbridge. The NTT INDYCAR SERIES, the Indianapolis Motor Speedway and IMS Productions are owned by Penske Corporation, a global transportation, automotive and motorsports leader. For more information on INDYCAR and the NTT INDYCAR SERIES, please visit www.indycar.com.

Forward-Looking Statements

Certain statements in this press release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning: (i) Motorsport Games’ (or the “Company”) future business, future results of operations and/or financial condition, including without limitation, as to the Company’s future growth; (ii) the expected future impact of new or planned products or offerings and the timing of launching such products and offerings, such as Motorsport Games’ expectation that the debut title of the INDYCAR video game will launch in 2023 on Xbox and PlayStation consoles as well as PC and that its partnership with INDYCAR additionally includes an esports agreement that could kickoff as early as this year; and (iii) the expected future impact of implementing management strategies and the impact of other industry trends. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Motorsport Games and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company’s growth plans, objectives and expectations, such as due to a slower than anticipated economic recovery and/or the Company’s inability, in whole or in part, to continue to execute its business strategies and plans; (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new product launches; and/or (iii) difficulties, delays or less than expected results in implementing the Company’s management strategies, such as due to higher than anticipated costs or delays and expenses added by the ongoing and prolonged COVID-19 pandemic and its variants. Factors other than those referred to above could also cause Motorsport Games’ results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to (i) Motorsport Games’ ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with the various racing series; (ii) Motorsport Games’ ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on Motorsport Games’ business, results of operations and/or financial condition; (vi) the risk that changes in consumer behavior could adversely affect Motorsport Games’ business, results of operations and/or financial condition; (vii) Motorsport Games’ ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in Motorsport Games’ filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, as well as in its subsequent filings with the SEC. Motorsport Games anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Motorsport Games assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Motorsport Games’ plans and expectations as of any subsequent date.

Website and Social Media Disclosure

Investors and others should note that we announce material financial information to our investors using our investor relations website (ir.motorsportgames.com), SEC filings, press releases, public conference calls and webcasts. We use these channels, as well as social media and blogs, to communicate with our investors and the public about our company and our products. It is possible that the information we post on our websites, social media and blogs could be deemed to be material information. Therefore, we encourage investors, the media and others interested in our company to review the information we post on the websites, social media channels and blogs, including the following (which list we will update from time to time on our investor relations website):

Websites	Social Media
motorsportgames.com	Twitter: @msportgames & @traxiongg
traxion.gg	Instagram: msportgames & traxiongg
motorsport.com	Facebook: Motorsport Games & traxiongg
LinkedIn: Motorsport Games
Twitch: traxiongg
Reddit: traxiongg

The contents of these websites and social media channels are not part of, nor will they be incorporated by reference into, this press release.

Investors:

Ashley DeSimone

Ashley.Desimone@icrinc.com

Press:

ASTRSK PR

motorsportgames@astrskpr.com